Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Joshua A. Hahn
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
(651) 495-3918
(Name, address and telephone number of agent for service)
Vector Group Ltd.
(Issuer with respect to the Securities)

Delaware	65-0949535

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 S.E. Second Street
Miami, Florida	33131

(Address of Principal Executive Offices)	(Zip Code)
11% Senior Secured Notes Due 2015
(Title of the Indenture Securities)

Exact Name of Registrant		State of	I.R.S. Employer
Guarantor as Specified in its		Incorporation	Identification
Charter	Address and Phone Number	or Organization	Number
100 Maple LLC	c/o Liggett Vector Brands LLC	Delaware	65-0960238
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Accommodations Acquisition Corporation	c/o Vector Group Ltd.	Delaware	27-2795835
100 S.E. Second Street
32nd Floor
Miami, Florida 33131
(305) 579-8000

Eve Holdings Inc.	1105 N. Market Street	Delaware	56-1703877
Suite 617
Wilmington, DE 19801
(305) 579-8000

Liggett & Myers Holdings, Inc.	100 S.E. Second Street	Delaware	51-0413146
32nd Floor
Miami, FL 33131
(305) 579-8000

Liggett & Myers Inc.	c/o Liggett Vector Brands LLC	Delaware	56-1110146
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Liggett Group LLC	c/o Liggett Vector Brands LLC	Delaware	56-1702115
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Liggett Vector Brands LLC	3800 Paramount Parkway,	Delaware	74-3040463
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

V.T. Aviation LLC	3800 Paramount Parkway,	Delaware	51-0405537
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

Vector Research LLC	c/o Liggett Vector Brands LLC	Delaware	65-1058692
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

Exact Name of Registrant		State of	I.R.S. Employer
Guarantor as Specified in its		Incorporation	Identification
Charter	Address and Phone Number	or Organization	Number
Vector Tobacco Inc.	c/o Liggett Vector Brands LLC	Virginia	54-1814147
3800 Paramount Parkway, Suite 250
PO Box 2010
Morrisville, NC 27560
(919) 990-3500

VGR Aviation LLC	3800 Paramount Parkway,	Delaware	65-0949535
Suite 250
P.O. Box 2010
Morrisville, NC 27560
(305) 579-8000

VGR Holding LLC	100 S.E. Second Street	Delaware	65-0949536
32nd Floor
Miami, Florida 33131
(305) 579-8000
FORM T-1
Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers. Yes
Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None
Items 3-15. Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.
Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business.**

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.**

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of September 30, 2010 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on Form S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on Form S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 4th day of April, 2011.

By:	/s/ Joshua Hahn
Joshua Hahn
Assistant Vice President

Exhibit 6
CONSENT
     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.
Dated: April 4, 2011

By:	/s/ Joshua Hahn
Joshua Hahn
Assistant Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
Exhibit 7
As of 12/31/2010
($000’s)

12/31/2010
Assets
Cash and Balances Due From Depository Institutions	$14,487,388
Securities	51,308,254
Federal Funds	4,252,675
Loans & Lease Financing Receivables	191,819,118
Fixed Assets	5,282,543
Intangible Assets	13,055,167
Other Assets	22,054,399

Total Assets	$302,259,544

Liabilities
Deposits	$211,417,189
Fed Funds	9,951,510
Treasury Demand Notes	0
Trading Liabilities	524,005
Other Borrowed Money	33,939,855
Acceptances	0
Subordinated Notes and Debentures	7,760,721
Other Liabilities	7,839,191

Total Liabilities	$271,432,471

Equity
Minority Interest in Subsidiaries	$1,736,480
Common and Preferred Stock	18,200
Surplus	14,136,872
Undivided Profits	14,935,521

Total Equity Capital	$30,827,073

Total Liabilities and Equity Capital	$302,259,544